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                                                                  EXHIBIT 10.23

                               FIRST AMENDMENT TO
                                SERVICE AGREEMENT

     THIS FIRST AMENDMENT TO SERVICE AGREEMENT (this "First Amendment") dated this 1st day of December 2007 by and between Lincoln Benefit Life Company ("LBL") and Allstate Assignment Company ("AAC").

                                    RECITALS

     WHEREAS, LBL and AAC entered into that certain Service Agreement, dated as of June 25, 2001 (the "Agreement"); and

     WHEREAS, LBL and AAC desire to make certain amendments to the Agreement as more particularly described herein.

                                    AGREEMENT

     NOW, THEREFORE, for good and valuable consideration and for the mutual covenants set forth below, the parties hereto, intending legally to be bound, hereby agree as follows:

     1. LBL and AAC hereby agree to delete Article II. FEES FOR SERVICE of the Agreement and replace it with the following:

          II.  FEES FOR SERVICE

          AAC agrees to pay LBL $5000 per month for providing services performed by LBL under the terms of this agreement. AAC will remit a payment by the fifth workday of each month to LBL.

     2. Unless expressly modified by this First Amendment, the terms and conditions of the Agreement remain unchanged and in full force and effect.

     3. This First Amendment shall be binding on the parties hereto, including their successors and assigns.

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the day and year first set forth above.


LINCOLN BENEFIT LIFE COMPANY

By:   /s/ Steven C. Verney
   ---------------------------
Name:    Steven C. Verney
     -------------------------
Title:   Treasurer
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ALLSTATE ASSIGNMENT COMPANY


By:   /s/ Samuel H. Pilch
   -----------------------------------------
Name:    Samuel H. Pilch
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Title:   Group Vice President and Controller
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